UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2025

Nuburu, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39489	85-1288435
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 Cook Street, Suite 100
Denver, Colorado		80206
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 303-780-7389
7442 S Tucson Way, Suite 130 Centennial, Colorado 80112 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BURU	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 17, 2025, Nuburu, Inc. (the “Company”) completed a $25 million financing transaction in accordance with a Securities Purchase Agreement (the “Purchase Agreement”), dated December 13, 2025, with YA II PN, LTD. (the “Purchaser”), pursuant to which, in exchange for an aggregate capital infusion of $23,250,000 (the “Purchase Price”) from the Purchaser, the Company issued to the Purchaser (i) a debenture (the “Debenture”) in the aggregate principal amount of $25,000,000, (ii) warrants (the “Series 1 Warrants”) to purchase shares of the Company’s common stock, par value $0.0001 per share (the “Common Shares”), exercisable into an aggregate of 80,000,000 Common Shares (the “Series 1 Warrant Shares”) for an exercise price of $0.01 per share, (iii) warrants (the “Series 2 Warrants”) to purchase Common Shares exercisable into an aggregate of 100,000,000 Common Shares (the “Series 2 Warrant Shares”) for an exercise price of $0.25 per share, (iv) warrants (“Series 3 Warrants”) to purchase Common Shares exercisable into an aggregate of 25,000,000 Common Shares (the “Series 3 Warrant Shares”) for an exercise price of $0.375, and (v) warrants (the “Series 4 Warrants” and together with the Series 1 Warrants, the Series 2 Warrants, and the Series 3 Warrants, collectively, the “Warrants”) to purchase Common Shares exercisable into an aggregate of 25,000,000 Common Shares (the “Series 4 Warrant Shares,” and together with the Series 1 Warrant Shares, the Series 2 Warrant Shares, and the Series 3 Warrant Shares, the “Warrant Shares”) for an exercise price of $0.47. The first installment payment under the Debenture will be due on the 91st day following the date of issuance of the Debenture.

The Company is required to obtain stockholder approval (the “Stockholder Approval”) in order to issue Warrant Shares to the Purchaser in amounts that exceed 19.99% of the Company’s outstanding Common Shares as of immediately prior to the execution of the Purchase Agreement. The Company may at its option, upon 10 days notice, require the Purchaser to exercise Series 2 Warrants, Series 3 Warrants, or Series 4 Warrants for the applicable cash purchase price, so long as Stockholder Approval has been obtained, the Warrant Shares have been registered for public resale, the volume weighted average price of the Common Shares is 150% or greater than the applicable exercise price for 30 consecutive trading days, and the amount exercised would not exceed 5% of the aggregate share volume traded during such period.

The net proceeds of this financing, after deducting the fees and expenses of the Placement Agent (as defined below) and other transaction expenses payable by the Company, are expected to be approximately $21,850,000. The Company intends to use the net proceeds in support of its announced business plans and for general working capital and corporate purposes. Pursuant to the Purchase Agreement, subject to certain exceptions, without the prior written consent of the Purchaser, the Company may not enter into Variable Rate Transactions (as defined in the Purchase Agreement) until the Debenture has been repaid in full.

The Company and the Purchaser also entered into a registration rights agreement pursuant to which the Company agreed to file a registration statement with the Commission covering the public resale of the Warrant Shares and agreed not to file other registration statements, with certain exceptions, until all of the Warrant Shares are registered for resale. Solely in the event that the Warrant Shares are not registered, the Purchaser will be permitted to exercise the Warrants on a cashless basis.

The Purchase Agreement contains customary representations, warranties, covenants, indemnification obligations, closing conditions and termination provisions. The representations, warranties and covenants contained in the Purchase Agreement were made only for the purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the contracting parties.

Pursuant to a Placement Agency Agreement (the “Placement Agency Agreement”) with Joseph Gunnar & Co., LLC (the “Placement Agent”), the Company agreed to pay the Placement Agent in connection with the transaction (i) a cash fee equal to 5.0% of the $25,000,000 principal amount of the Debenture, (ii) a cash fee equal to 5.0% of the aggregate gross proceeds received by the Company upon exercise of the Warrants, and (iii) reimbursement for reasonable accountable and out-of-pocket expenses incurred relating to the Offering up to $25,000.

The foregoing descriptions are not intended to be complete and are qualified in their entirety by reference to the agreements, which will be filed with the Commission and are incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein in its entirety.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein in its entirety. The securities were sold in a private placement to accredited investors in a transaction exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Series 1 Warrant to Purchase Common Shares.
4.2	Form of Series 2, Series 3 and Series 4 Warrant to Purchase Common Shares.
4.3	Form of Debenture.
10.1	Securities Purchase Agreement, dated December 13, 2025, between the Company and YA II PN, LTD.
10.2	Registration Rights Agreement, dated December 17, 2025, between the Company and YA II PN, LTD.
10.3	Placement Agency Agreement, dated December 17, 2025, between the Company and Joseph Gunnar & Co., LLC.
104	Cover Page Interactive Data File (formatted as Inline XBRL document).

Forward-Looking Statements

This Current Report contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this Current Report may be forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “seek,” “targets,” “projects,” “could,” “would,” “continue,” “forecast,” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts, and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Many factors may cause the Company's actual results to differ materially from current expectations, including but are not limited to: (1) the ability to meet security exchange listing standards; (2) the impact of the loss of the Company’s patent portfolio through foreclosure; (3) failure to achieve expectations regarding business development and the Company’s acquisition strategy; (4) the inability to access sufficient capital to operate; (5) the inability to recognize the anticipated benefits of acquisitions; (6) changes in applicable laws or regulations; (7) adverse economic, business, or competitive factors; (8) volatility in the financial system and markets caused by geopolitical and economic factors; and (9) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s most recent periodic report on Form 10-K or Form 10-Q and other documents filed with the SEC from time to time. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in this Current Report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company does not give any assurance that it will achieve its expected results. The Company assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUBURU, INC.

Date:	December 18, 2025	By:	/s/ Alessandro Zamboni
Alessandro Zamboni Executive Chairman and Co-Chief Executive Officer